SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2003

GOLDEN PATRIOT, CORP.

-----------------------------------------

(Exact name of registrant as specified in its charter)

NEVADA

98-0216152

(State or other jurisdiction of

(I.R.S. Employer

incorporation or organization)

Identification No.)

789 West Pender Street, Suite 1205

Vancouver, British Columbia, Canada

V6C 1H2

(Address of principal executive offices)

 (Zip Code)

Registrant’s telephone number, including area code

604-443-0627

Commission File Number: 000-33065

Boundaries Capital, Inc.

__________

(Former name or former address,

 (Zip Code)

if changed since last report.)

The  following   information   specifies   forward-looking   statements  of  our management.   Forward-looking   statements  are  statements  that  estimate  the happening of future events and are not based on historical fact. Forward-looking statements may be identified by the use of  forward-looking  terminology such as "may",  "will",  "could",   "expect",   estimate",   "anticipate",   "probable", "possible", "should", "continue", or similar terms, variations of those terms or the negative of those terms.  Actual  results may differ  materially  from those contemplated by the forward-looking statements.

The assumptions used for purposes of the forward-looking statements specified in the following  information  represent estimates of future events and are subject to uncertainty as to possible changes in economic,  legislative,  industry,  and other circumstances.  As a result, the identification and interpretation of data and other information and their use in developing and selecting assumptions from and among  reasonable  alternatives  require the  exercise of  judgment.  To the extent that the assumed events do not occur, the outcome may vary  substantially from anticipated or projected results, and, accordingly, no opinion is expressed on the achievability of those  forward-looking  statements.  No assurance can be given that any of the  assumptions  relating to the  forward-looking  statements specified in the following information are accurate, and we assume no obligation to update and such forward-looking statements.

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

Not Applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

Not Applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

Not Applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not Applicable.

ITEM 5. OTHER EVENTS

We are pleased to report that on October 21, 2003, the size of our board of directors increased to three and that E.L. Hunsaker III joined our board of directors.  Mr. Hunsaker brings over 20 years of geological experience to us having worked for such companies as Kennecott Exploration Company, Barrick Gold Exploration, Newmont Exploration Ltd., AngloGold and Harrods Natural Resources. Mr. Hunsaker’s scope of expertise includes holding the positions of staff geologist, consulting geologist, project geologist, senior geologist, chief mine geologist, and exploration geologist.

Previous to Mr. Hunsaker joining our board, we completed a mining lease agreement to earn a 100% interest in a Nevada mineral exploration property from Scoonover

Exploration LLC, which is a related party to Mr. Hunsaker.  The Dun Glen Prospect consists of 29 mining claims covering approximately 700 acres.  The definitive agreement gives us lease rights to a 100% interest in the property contingent upon certain annual payments being made to Scoonover Exploration, LLC.  Scoonover Exploration, LLC. retains a NSR interest.

ITEM 6. RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

Not Applicable.

ITEM 7. FINANCIAL STATEMENTS

Not Applicable.

ITEM 8. CHANGE IN FISCAL YEAR

Not Applicable.

ITEM 9. REGULATION FD DISCLOSURE

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN PATRIOT, CORP.

/c/ Conrad Clemiss

__________________________________

Conrad Clemiss

President & Director

Date:         October 22, 2003